MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HOUSEHOLD FINANCE CORPORATION,
Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
Class A, B-1, B-2 and C Notes, Series 1998-1

1. This Certificate relates to the Distribution Date occurring on	May 17, 2001

2. Series 1998-1 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$15,505,821.59

(b) The amount of Available Funds with respect to the Collection Period was equal to	$15,505,821.59

(c) The Liquidated Receivables for the Collection Period was equal to	$3,586,742.24

(d) Net Liquidation Proceeds for the Collection Period was equal to	$1,514,783.08
(i) The annualized net default rate	9.579798%

(e) The principal balance of Series 1998-1 Receivables at the beginning
of the Collection Period was equal to	$266,385,890.50

(f) The principal balance of Series 1998-1 Receivables on the last day
of the Collection Period was equal to	$252,696,264.41

(g) The aggregate outstanding balance of the Series 1998-1 Receivables which were one payment (1-29 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$15,480,000.00

(h) The aggregate outstanding balance of the Series 1998-1 Receivables which were two payments (30-59 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$3,676,000.00

(i) The aggregate outstanding balance of the Series 1998-1 Receivables which were three or more payments (60+ days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$3,240,000.00

(j) The Base Servicing Fee paid on the Distribution Date was equal to	$665,964.73

(k) The Principal Distributable Amount for the Distribution Date was equal to	$11,807,302.51

(l) The Principal Amount Available for the Distribution Date was equal to	$14,115,274.43

(m) The Aggregate Note Principal Balance was equal to	$246,308,325.81

(n) The Aggregate Optimal Note Balance was equal to	$234,501,023.30

(o) The Targeted Credit Enhancement Amount was equal to	$34,745,736.36

(p) The Targeted Reserve Account Balance was equal to	$16,550,495.25

(q) The Targeted Credit Enhancement Amount as a percentage of the Pool
Balance on the Distribution Date was equal to	13.750000%

(r) The Reserve Account Deposit Amount for the Distribution Date	$0.00

(s) The Maximum Reserve Account Deposit Amount for the Distribution Date	$425,648.34

(t) The Reserve Account Shortfall for the Distribution Date	$0.00

(u) The amount on deposit in the Reserve Account after distributions was equal to	$16,550,495.25

(v) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	6.549561%

(w) The Targeted Overcollateralization Amount was equal to	$18,195,241.11

(x) The ending overcollateralization was equal to	$18,195,241.11

(y) The ending overcollateralization as a percentage of the Pool Balance on the
Distribution Date was equal to	7.200439%

(z) The notional amount of the Interest Rate Cap was equal to	$132,203,979.39

(aa) Payments received under the Interest Rate Cap were equal to	$0.00

(ab) Libor Rate used in determining payments received under the Interest Rate Cap was
equal to	5.022500%

(ac) The Weighed Average Coupon (WAC) was equal to	19.422000%

(ad) The Weighed Average Remaining Maturity (WAM) was equal to	29

3. Noteholder Information
(a) Class A-1
A. Information Regarding Distributions
B. Calculation of Class A-1 Interest	0.000000%
1. Class A-1 related Note Rate	5.330000%
2. Class A-1 principal balance - beginning of period	$0.00
3. Accrual convention	Actual/360
4. Days in Interest Period	30

5. Class A-1 interest due	$0.00
6. Class A-1 interest paid	$0.00
7. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
8. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 principal balance - beginning of period	$0.00
2. Class A-1 principal - amount due	$0.00
3. Class A-1 principal - amount paid	$0.00
4. Class A-1 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-1	$0.00
6. Class A-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-1 Notes as a percentage of the Pool Balance on the Distribution Date	0.000000%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	62.049561%

(b) Class A-2
A. Information Regarding Distributions
1. Total distribution per $1,000	$0.00
2. Principal distribution per $1,000	$0.00
3. Interest distribution per $1,000	$0.00

B. Calculation of Class A-2 Interest
1. Class A-2 related Note Rate	5.5140000%
2. Class A-2 principal balance - beginning of period	$0.00
3. Accrual convention	Actual/360
4. Days in Interest Period	30

5. Class A-2 interest due	$0.00
6. Class A-2 interest paid	$0.00
7. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
8. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 principal balance - beginning of period	$0.00
2. Class A-2 principal - amount due	$0.00
3. Class A-2 principal - amount paid	$0.00
4. Class A-2 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-2	$0.00
6. Class A-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-2 Notes as a percentage of the Pool Balance on the Distribution Date	0.000000%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	62.049561%

(c) Class A-3
A. Information Regarding Distributions
1. Total distribution per $1,000	$43.20
2. Principal distribution per $1,000	$41.56
3. Interest distribution per $1,000	$1.64

B. Calculation of Class A-3 Interest
1. Calculation of Class A-3 Note Rate
(a) Libor	5.022500%
(b) Spread	0.450000%
(c) Class A-3 related Note Rate	5.472500%

2. Class A-3 principal balance - beginning of period	$51,371,979.39
3. Accrual convention	Actual/360
4. Days in Interest Period	30

5. Class A-3 interest due	$234,277.63
6. Class A-3 interest paid	$234,277.63
7. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
8. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 principal balance - beginning of period	$51,371,979.39
2. Class A-3 principal - amount due	$5,943,456.50
3. Class A-3 principal - amount paid	$5,943,456.50
4. Class A-3 principal balance - end of period	$45,428,522.89
5. Class A Principal Carryover Shortfall with respect to Class A-3	$0.00
6. Class A-3 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-3 Notes as a percentage of the Pool Balance on the Distribution Date	17.977521%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	62.049561%

(d) Class A-4
A. Information Regarding Distributions
1. Total distribution per $1,000	$4.60208
2. Principal distribution per $1,000	$0.00000
3. Interest distribution per $1,000	$4.60208

B. Calculation of Class A-4 Interest
1. Calculation of Class A-4 related Note Rate
(a) Libor	5.022500%
(b) Spread	0.500000%
(c) Class A-4 related Note Rate	5.522500%

2. Class A-4 principal balance - beginning of period	$80,832,000.00
3. Accrual convention	Actual/360
4. Days in Interest Period	30

5. Class A-4 interest due	$371,995.60
6. Class A-4 interest paid	$371,995.60
7. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
8. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 principal balance - beginning of period	$80,832,000.00
2. Class A-4 principal - amount due	$0.00
3. Class A-4 principal - amount paid	$0.00
4. Class A-4 principal balance - end of period	$80,832,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-4	$0.00
6. Class A-4 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	31.987810%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	62.049561%

(e) Class A-5
A. Information Regarding Distributions
1. Total distribution per $1,000	$18.05850
2. Principal distribution per $1,000	$16.54286
3. Interest distribution per $1,000	$1.51564

B. Calculation of Class A-5 Interest
1. Class A-5 related Note Rate	5.650000%
2. Class A-5 principal balance - beginning of period	$32,190,685.09
3. Accrual convention	30/360
4. Days in Interest Period	30

4. Class A-5 interest due	$151,564.48
5. Class A-5 interest paid	$151,564.48
7. Class A Interest Carryover Shortfall with respect to Class A-5	$0.00
8. Class A-5 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-5 principal balance
1. Class A-5 principal balance - beginning of period	$32,190,685.09
2. Class A-5 principal - amount due	$1,654,285.98
3. Class A-5 principal - amount paid	$1,654,285.98
4. Class A-5 principal balance - end of period	$30,536,399.11
5. Class A-5 Principal Carryover Shortfall	$0.00
6. Class A-5 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-5 Notes as a percentage of the Pool Balance on the Distribution Date	12.084231%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	62.049561%

(f) Class B-1
A. Information Regarding Distributions
1. Total distribution per $1,000	$18.23287
2. Principal distribution per $1,000	$16.54286
3. Interest distribution per $1,000	$1.69001

B. Calculation of Class B-1 Interest
1. Class B-1 related Note Rate	6.300000%
2. Class B-1 principal balance - beginning of period	$31,966,306.86
3. Accrual convention	30/360
4. Days in Interest Period	30

4. Class B-1 interest due	$167,823.11
5. Class B-1 interest paid	$167,823.11
6. Class B-1 Interest Carryover Shortfall	$0.00
7. Class B-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class B-1 principal balance
1. Class B-1 principal balance - beginning of period	$31,966,306.86
2. Class B-1 principal - amount due	$1,642,755.14
3. Class B-1 principal - amount paid	$1,642,755.14
4. Class B-1 principal balance - end of period	$30,323,551.72
5. Class B-1 Principal Carryover Shortfall	$0.00
6. Class B-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class B-1 Notes as a percentage of the Pool Balance on the Distribution Date	12.000000%
8. Class A and B-1 Notes as a percentage of the Pool Balance on the Distribution Date	74.049561%

(g) Class B-2
A. Information Regarding Distributions
1. Total distribution per $1,000	$18.25966
2. Principal distribution per $1,000	$16.54283
3. Interest distribution per $1,000	$1.71683

B. Calculation of Class B-2 Interest
1. Class B-2 related Note Rate	6.400000%
2. Class B-2 principal balance - beginning of period	$30,367,991.52
3. Accrual convention	30/360
4. Days in Interest Period	30

4. Class B-2 interest due	$161,962.62
5. Class B-2 interest paid	$161,962.62
6. Class B-2 Interest Carryover Shortfall	$0.00
7. Class B-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class B-2 principal balance
1. Class B-2 principal balance - beginning of period	$30,367,991.52
2. Class B-2 principal - amount due	$1,560,617.37
3. Class B-2 principal - amount paid	$1,560,617.37
4. Class B-2 principal balance - end of period	$28,807,374.15
5. Class B-2 Principal Carryover Shortfall	$0.00
6. Class B-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class B-2 Notes as a percentage of the Pool Balance on the Distribution Date	11.400000%
8. Class A and B Notes as a percentage of the Pool Balance on the Distribution Date	85.449561%

(h) Class C
A. Information Regarding Distributions
1. Total distribution per $1,000	$18.28654
2. Principal distribution per $1,000	$16.54288
3. Interest distribution per $1,000	$1.74366

B. Calculation of Class C Interest
1. Class C related Note Rate	6.500000%
2. Class C principal balance - beginning of period	$19,579,362.95
3. Accrual convention	30/360
4. Days in Interest Period	30

4. Class C interest due	$106,054.88
5. Class C interest paid	$106,054.88
6. Class C Interest Carryover Shortfall	$0.00
7. Class C unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class C principal balance
1. Class C principal balance - beginning of period	$19,579,362.95
2. Class C principal - amount due	$1,006,187.52
3. Class C principal - amount paid	$1,006,187.52
4. Class C principal balance - end of period	$18,573,175.43
5. Class C Principal Carryover Shortfall	$0.00
6. Class C unpaid principal with respect to the Distribution Date	$0.00
7. Class C Notes as a percentage of the Pool Balance on the Distribution Date	7.350000%
8. Class A, B and C Notes as a percentage of the Pool Balance on the Distribution Date	92.799561%